EXHIBIT 32.1

CERTIFICATION

     In connection with the Quarterly Report of Diamondhead Casino Corporation (formerly Europa Cruises Corporation) (the “Company”) on Form 10-QSB for the period ending June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Deborah A. Vitale, Chief Executive Officer of the Company, certify, to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

DATE: August 13, 2003	/s/	Deborah A. Vitale

	By:	Deborah A. Vitale
Chief Executive Officer